Exhibit 10.16

FIRST AMENDMENT TO

QWEST CORPORATION

AIRCRAFT TIME SHARING AGREEMENT

THIS FIRST AMENDMENT TO AIRCRAFT TIME SHARING AGREEMENT (this “First Amendment”) is made as of the 29th day of July, 2010 by and between Qwest Corporation (“Lessor”) and Edward A. Mueller (“Lessee”) and amends the Aircraft Time Sharing Agreement entered into by the Lessor and Lessee on December 1, 2008 and effective January 1, 2009 through December 31, 2011. Capitalized terms used but not defined herein shall have their respective meanings as defined in the Aircraft Time Sharing Agreement. In the event of any inconsistency between the terms of the Aircraft Time Sharing Agreement and the terms of this First Amendment, the terms of this First Amendment shall prevail. All terms and conditions of the Agreement not specifically amended or supplemented herein, shall remain unchanged and in full force and effect.

WITNESSETH:

WHEREAS, Lessor and Lessee have heretofore entered into a Aircraft Time Sharing Agreement dated December 1, 2008 (the “Agreement”) wherein Lessor agreed to provide Lessee with the periodic use of certain Lessor owned or operated aircraft from January 1, 2009 through December 31, 2011 with flight crew on a non-exclusive time sharing basis as defined in Section 91.501(c)(1) of the Federal Aviation Regulations (“FAR”);

WHEREAS, the Agreement identified two Lessor aircraft in Exhibit A and Exhibit B available for use by Lessee under the Agreement;

WHEREAS, Lessor has recently purchased a third aircraft which it desires to make available for use by the Lessee under the Agreement; and

WHEREAS, Lessor and Lessee have agreed to modify the Agreement as hereinafter set forth in this First Amendment.

NOW, THEREFORE, in consideration of the above recitals, and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, it is mutually understood and agreed that the Agreement be amended a follows:

1.	From and after the date hereof, the first recital on Page 1 of the Agreement shall be deleted in its entirety and replaced as follows:

WHEREAS, Lessor is legal owner of two aircraft (“Aircraft”), equipped with engines and components as described in the Aircraft Subject to the Time Sharing Agreement attached hereto and made a part hereof, as Exhibit A and C;

2.	From and after the date hereof, the fifth recital on Page 2 of the Agreement shall be deleted in its entirety and replaced as follows:

WHEREAS, this Agreement sets forth the understanding of the Parties as to the terms under which Lessor will provide Lessee with the use, on a periodic basis, of the Aircraft as described in Exhibits A, B, and C hereto, currently owned or operated by Lessor; and

3.	From and after the date hereof, Paragraph 20 of the Agreement shall be deleted in its entirety and replaced as follows:

Legal title to the Aircraft in Exhibits A and C shall remain in the Lessor at all times. Lessor has the right of possession to the Aircraft in Exhibit B pursuant to an Aircraft Lease Agreement. Nothing herein shall constitute a transfer of Lessor’s possessory rights to any Aircraft.

4.	From and after the date hereof, Exhibit A of the Agreement is deleted in its entirety and replaced as provided in new Exhibit A (attached).

5.	From and after the date hereof, Exhibit B of the Agreement is deleted in its entirety and replaced as provided in new Exhibit B (attached).

6.	From and after the date hereof, new Exhibit C (attached) is hereby included and made part of the Agreement.

7.	Lessor and Lessee confirm that the provisions of Section 21 of the Agreement remain in full force and effect with regard to all Aircraft listed on Exhibits A, B and C and that a copy of this First Amendment will be filed with the FAA Registry and carried on the Aircraft in compliance with Section 91.23 of the FAR.

IN WITNESS WHEREOF, the Parties hereto have each caused this First Amendment to be duly executed on July 29, 2010.

LESSOR:

Qwest Corporation

/s/ Stephen E. Brilz
By: Stephen E. Brilz
Its: Vice President and Secretary

LESSEE:

Edward A. Mueller

/s/ Edward A. Mueller

EXHIBIT A

Qwest Corporation

Aircraft Subject to Time Sharing Agreement

Each of the undersigned is a party to the Time Sharing Agreement dated January 1, 2009, by and between Qwest Corporation (“Lessor”), and Edward A. Mueller (“Lessee”) (collectively the “Parties”), and agrees that from and after January 1, 2009, until this Exhibit A shall be superseded and replaced through written agreement of the Parties or the Time Sharing Agreement shall expire or be terminated pursuant to its terms, the Aircraft described below shall constitute the “Aircraft” described in and subject to the terms of the Time Sharing Agreement in addition to the Aircraft described in Exhibits B and C.

1996 Dassault Falcon Jet Corp. Falcon 2000

Manufacturer’s Serial Number 044

FAA Registration Number N623QW

Engine Model CFE 738-1-1B

Dated: July 29, 2010

LESSOR:

Qwest Corporation

/s/ Stephen E. Brilz
By: Stephen E. Brilz
Its: Vice President and Secretary

LESSEE:

Edward A. Mueller

/s/ Edward A. Mueller

EXHIBIT B

Qwest Corporation

Leased Aircraft Subject to Time Sharing Agreement

Each of the undersigned is a party to the Time Sharing Agreement dated January 1, 2009, by and between Qwest Corporation (“Lessor”), and Edward A. Mueller (“Lessee”) (collectively the “Parties”), and agrees that from and after January 1, 2009, until this Exhibit B shall be superseded and replaced through written agreement of the Parties or the Time Sharing Agreement shall expire or be terminated pursuant to its terms, the Aircraft described below shall constitute the “Aircraft” described in and subject to the terms of the Time Sharing Agreement in addition to the Aircraft described in Exhibits A and C.

2001 Dassault Falcon Jet Corp. Falcon 2000

Manufacturer’s Serial Number 134

FAA Registration Number N622QW

Engine Model CFE 738-1-1B

Dated: July 29, 2010

LESSOR:

Qwest Corporation

/s/ Stephen E. Brilz
By: Stephen E. Brilz
Its: Vice President and Secretary

LESSEE:

Edward A. Mueller

/s/ Edward A. Mueller

EXHIBIT C

Qwest Corporation

Aircraft Subject to Time Sharing Agreement

Each of the undersigned is a party to the Time Sharing Agreement dated January 1, 2009, by and between Qwest Corporation (“Lessor”), and Edward A. Mueller (“Lessee”) (collectively the “Parties”), and agrees that from and after the date hereof, until this Exhibit C shall be superseded and replaced through written agreement of the Parties or the Time Sharing Agreement shall expire or be terminated pursuant to its terms, the Aircraft described below shall constitute the “Aircraft” described in and subject to the terms of the Time Sharing Agreement in addition to the Aircraft described in Exhibits A and B.

2005 Dassault Falcon DA 2000EX easy

Manufacturer’s Serial Number 66

FAA Registration Number N303QW

Engine Model Pratt & Whitney 308

Dated: July 29, 2010

LESSOR:

Qwest Corporation

/s/ Stephen E. Brilz
By: Stephen E. Brilz
Its: Vice President and Secretary

LESSEE:

Edward A. Mueller

/s/ Edward A. Mueller